UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 6, 2008
____________________

TIAA-CREF U.S. Real Estate Fund I, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	20-8384359
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

333-141315
(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

           On November 6, 2008, TIAA-CREF U.S. Real Estate Fund I, L.P. (the “Registrant”) filed a Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (No. 333-141315) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “Amendment”). The Amendment was filed to deregister the $300,000,000 of the Registrant’s units of limited partnership interest registered for sale under the Registration Statement.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA-CREF U.S. REAL ESTATE FUND I, L.P.

	By:	TIAA-CREF USREF I GP, LLC,
its general partner

DATE: November 6, 2008		By:	/s/ Thomas C. Garbutt
Thomas C. Garbutt
President and Manager